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                                                                          [STSG]

                             SUBSCRIPTION AGREEMENT


To:     Vyteris Holdings (Nevada), Inc.

Ladies and Gentlemen:

        1. Subscription. The undersigned (the "LENDER"), intending to be legally bound, hereby irrevocably agrees to make a loan of $750,000 in aggregate principal amount (the "LOAN") to Vyteris Holdings (Nevada), Inc. (the "COMPANY") and receive from the Company a promissory note in that amount and in the form annexed hereto as ANNEX A (the "NOTE") and warrants (the "WARRANTS"), initially exercisable into 9,375 shares of the Company's common stock, in the form attached as an exhibit to the form of Warrant Agreement annexed hereto as ANNEX B (the "WARRANT AGREEMENT"). The Note will be secured by the assets of the Company pursuant to a Security Agreement in the form annexed hereto as ANNEX C (the "SECURITY AGREEMENT"). The Lender is, simultaneously herewith, making a wire transfer payment to the Company in the full amount of the Loan. The shares of Company common stock into which the Warrants are or may become exercisable are referred to herein as the "CONVERSION SHARES."

        2. Representations and Warranties. The Lender hereby represents, warrants, acknowledges and agrees as follows:

                (a) None of the Note, the Warrants nor the Conversion Shares registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws. The Lender understands that the issuance of the Note, the Warrants and the Conversion Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Lender contained in this Subscription Agreement;

                (b) Neither the Securities and Exchange Commission nor any state securities commission has approved the Note, the Warrants or the Conversion Shares, or passed upon or endorsed the merits of thereof;

                (c) The Lender and its advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and the Note, the Warrants and the Conversion Shares and all such questions have been answered to the full satisfaction of the Lender and its advisors, if any;

                (d) In evaluating its decision to make the Loan and accept the Note, the Warrants and the Conversion Shares, the Lender has not relied upon any representation or other information (oral or written) made by the Company or anyone on its behalf;

                (e) The Lender is unaware of, is in no way relying on, and did not become aware of the Note, the Warrants and the Conversion Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and did not become aware of the Note, the Warrants

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or the Conversion Shares through or as a result of any seminar or meeting to which the Lender was invited by, or any solicitation of a subscription by, a person not previously known to the Lender in connection with investments in securities generally;

                (f) The Lender has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Loan and the Note, the Warrants and the Conversion Shares to evaluate the merits and risks of making the Loan and accepting the Note, the Warrants and the Conversion Shares, and to make an informed investment decision with respect thereto;

                (g) The Lender is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations as to making the Loan or accepting the Note, the Warrants and the Conversion Shares, and the Lender has relied on the advice of, or has consulted with, only its own advisors;

                (h) The Lender is acquiring the Note, the Warrants and the Conversion Shares solely for its own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Lender has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Note, the Warrants and the Conversion Shares, and the Lender has no plans to enter into any such agreement or arrangement;

                (i) The Lender must bear the substantial economic risks of the Note, the Warrants and the Conversion Shares indefinitely because none of the Note, the Warrants and the Conversion Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Note, the Warrants and the Conversion Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Note, the Warrants and the Conversion Shares;

                (j) The Lender has adequate means of providing for its current financial needs and foreseeable contingencies and has no need for liquidity of the Note, the Warrants and the Conversion Shares for an indefinite period of time;

                (k) The Lender meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

                (l)     The Lender:

                        (i) if a natural person, represents that the Lender has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement, the Warrant Agreement and the Security Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof (collectively referred to herein as the "SUBSCRIPTION DOCUMENTS");

                        (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity,

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either such entity was not formed for the specific purpose of acquiring the
Note, the Warrants and the Conversion Shares or all of the equity owners of such entity meet the requirement of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver the Subscription Documents and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Note, the Warrants and the Conversion Shares, the execution and delivery of the Subscription Documents have been duly authorized by all necessary action, the Subscription Documents have been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and

                        (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, the undersigned has full power and authority to execute and deliver the Subscription Documents in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or other entity for whom the undersigned is executing the Subscription Documents, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to the Subscription Documents and make an investment in the Company, and that the Subscription Documents constitute legal, valid and binding obligations of such entity.

                (m) The execution and delivery of the Subscription Documents will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Lender is a party or by which it is bound;

                (n) The Lender has significant prior investment experience, including investment in non-listed and non-registered securities. The Lender has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Lender's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the Loan will not cause such commitment to become excessive. The investment is a suitable one for the Lender;

                (o) The Lender is satisfied that it has received adequate information with respect to all matters which it or its advisors consider material to its decision to make this investment;

                (p) The Lender has a pre-existing business relationship with Spencer Trask Ventures, Inc. and/or one of its related parties; and

                (q) THE NOTE, THE WARRANTS AND THE CONVERSION SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE NOTE, THE WARRANTS AND THE CONVERSION SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO

REGISTRATION OR EXEMPTION THEREFROM. THE NOTE, THE WARRANTS AND THE CONVERSION SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS THEREOF. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        3. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State.

        4. Confidentiality. The Lender acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Lender agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of the Subscription Documents, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

        5.      Miscellaneous.

                (b) This Subscription Agreement, together with the Warrant Agreement, the Security Agreement, the Note and Warrant, constitute the entire agreement between the Lender and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                (c) The Lender's covenants, agreements, representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Note, the Warrants and the Conversion Shares.

                (d) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                (e) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                (f) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

                (g) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

        6. Amendment to the Security Agreement. Notwithstanding anything to the contrary set forth in the Security Agreement, the Security Agreement is hereby amended such that upon the Lender's execution of this Subscription Agreement in accordance with Section 7 below, the Lender shall become a Noteholder (as defined in the Security Agreement) and the terms of the note and the warrants described in such Security Agreement shall be the terms set forth in the Note and the Warrant annexed hereto, rather than the terms set forth in the SPA described in such Security Agreement.

        7. Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Warrant Agreement, the Security Agreement, the Note and the Warrant. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Lender of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Warrant Agreement and the Security Agreement (as amended pursuant to Section 6 of this Subscription Agreement), with the same effect as if each of such separate but related agreement were separately signed.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                         VYTERIS HOLDINGS (NEVADA), INC.
                            OMNIBUS SIGNATURE PAGE TO
                  SUBSCRIPTION AGREEMENT, WARRANT AGREEMENT AND
                               SECURITY AGREEMENT


Date (NOTE: To be completed by subscriber): June 2, 2005

--------------------------------------------------------------------------------
If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

      ----------------------------           ------------------------------
      PRINT NAME(S)                          SOCIAL SECURITY NUMBER(S)

      ---------------------------            ------------------------------
      SIGNATURE(S) OF SUBSCRIBER(S)          SIGNATURE

      ----------------------------           ------------------------------
      DATE                                   ADDRESS

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or
TRUST:

      SPENCER TRASK SPECIALTY
      GROUP, LLC
      ----------------------------           ------------------------------
      NAME OF PARTNERSHIP,                   FEDERAL TAXPAYER
      CORPORATION, LIMITED                   IDENTIFICATION NUMBER
      LIABILITY COMPANY OR TRUST

      BY: /s/ William P. Dioguardi           NEW YORK
         -------------------------           ------------------------------
      NAME: WILLIAM P. DIOGUARDI             STATE OF ORGANIZATION
      TITLE:

                                             535 MADISON AVENUE,
      JUNE 2, 2005                           NEW YORK, NY 10022
      ----------------------------           ------------------------------
      DATE                                   ADDRESS


VYTERIS HOLDINGS (NEVADA), INC.

By:  /s/ Vincent DeCaprio
     ---------------------------
     Name: Vincent DeCaprio, Ph.D.
     Title: President and Chief Executive Officer

                        ACCREDITED INVESTOR CERTIFICATION
                         Initial the appropriate item(s)

THE UNDERSIGNED FURTHER REPRESENTS AND WARRANTS AS INDICATED BELOW BY THE UNDERSIGNED'S INITIALS:

A. INDIVIDUAL LENDER: (Please INITIAL one or more of the following five statements)

1._____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.
2._____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.
3._____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.
4._____ I am a director or executive officer of Vyteris Holdings (Nevada), Inc. 5._____ I have individual net worth or my spouse and I have joint net worth of over $5,000,000.

B. PARTNERSHIPS, CORPORATIONS, TRUSTS OR OTHER ENTITIES: (Please INITIAL one of the following seven statements). The Lender hereby certifies that it is an accredited investor because it is:

1._____ an employee benefit plan whose total assets exceed $5,000,000;
2._____ an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 2(13) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;
3._____ a self-directed employee benefit plan, including an Individual
        Retirement Account, with investment decisions made solely by persons that are accredited investors;
4._____ an organization described in Section 501(c)(3) of the Internal Revenue
        Code of 1986, as amended, not formed for the specific purpose of acquiring the Note, the Warrants and the Conversion Shares, with total assets in excess of $5,000,000;
5._____ a corporation, partnership or Massachusetts or similar business trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Note, the Warrants and the Conversion Shares and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Note, the Warrants and the Conversion Shares;
6._____ a trust, not formed for the specific purpose of acquiring the Note, the Warrants and the Conversion Shares, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Note, the Warrants and the Conversion Shares; or
7._____ an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

                                     ANNEX A

                                  FORM OF NOTE

                                     ANNEX B

                            FORM OF WARRANT AGREEMENT

                                     ANNEX C

                           FORM OF SECURITY AGREEMENT